Inland Real Estate Income Trust, Inc.

2018 Annual Stockholders' Meeting

June 12, 2018 • 10:00 am CT

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Disclaimer

Inland Real Estate Income Trust, Inc.

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This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so.

Past performance is not a guarantee of future results.

The companies depicted in the logos in this presentation are tenants of Inland Real Estate Income Trust, Inc. ("Inland Income Trust") and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Income Trust.

Publication Date: 6/12/2018

Risk Factors

Inland Real Estate Income Trust, Inc.

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Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment.

Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

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In addition to historical information, this presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

Agenda

Inland Real Estate Income Trust, Inc.

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- **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
- **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Roberta S. Matlin, Vice President, Inland Real Estate Income Trust, Inc.
- **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
- **Management Update and Market Overview:** Mitchell Sabshon, President and Chief Executive Officer
- **Portfolio Overview:** Daniel Zatloukal, Executive Vice President of Asset and Portfolio Management, Inland Real Estate Investment Corporation
- **Financial Highlights:** Catherine L. Lynch, Chief Financial Officer and Treasurer, Inland Real Estate Income Trust, Inc.
- **Report of the Vote:** Kevin Kelly, Inspector of Elections, Morrow Sodali LLC
  - Election of directors
  - Ratify selection of KPMG LLP
- **Closing Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.

Board of Directors and Executive Officers

Inland Real Estate Income Trust, Inc.

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Lee A. Daniels
Lead Independent Director



Stephen L. Davis
Independent Director



Gwen Henry
Independent Director



Bernard J. Michael
Independent Director



Daniel L. Goodwin
Director and Chairman of the Board



Mitchell A. Sabshon
Director, President and Chief Executive Officer



Catherine L. Lynch
Chief Financial Officer and Treasurer



Roberta S. Matlin
Vice President



Cathleen M. Hrtanek
Secretary

Inland Real Estate Income Trust, Inc.



Mitchell Sabshon

President and Chief Executive Officer

By the Numbers as of March 31, 2018

59 Properties

24 States

6.9 Million Sq. Ft.

743 Tenants

94.5% Economic Occupancy*

*Economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased. Economic occupancy excludes square footage that Inland Income Trust owns but which is not occupied by a tenant and which is subject to an earnout component on the original purchase price.

Portfolio Highlights
as of March 31, 2018

Inland Real Estate Income Trust, Inc.

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Portfolio is **more than 94% leased** and has been more than 94% leased since we purchased our first properties



More than 80% of our annualized base rent (ABR) is generated from properties anchored or shadow-anchored by grocers



ABR per square foot **is $17.32** (excluding ground leases), which is above the national average of $17.12 per square foot[1]

[1] CBRE. Q4 2017 U.S. Retail Figures.

The Evolution of Retail

Inland Real Estate Income Trust, Inc.

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Restaurants



Services



Entertainment



Grocery

Inland Real Estate Income Trust, Inc.



Daniel Zatloukal

Executive Vice President of Asset and Portfolio Management, Inland Real Estate Investment Corporation

2018 Q1 Portfolio Highlights

Inland Real Estate Income Trust, Inc.

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Diverse geographic footprint with **12%** of our portfolio in the west, **31%** in the south, **29%** in the midwest, and **28%** in the east



12%
31%
29%
28%
West
South
Midwest
East

2018 Q1 Portfolio Highlights

Inland Real Estate Income Trust, Inc.

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Top 5 Tenants by Annualized Base Rent

1. DICK'S SPORTING GOODS — 3.6%
2. Kroger — 3.4%
3. T·J·maxx — 3.3%
4. PETSMART — 2.9%
5. ROSS DRESS FOR LESS — 2.5%

2017 Portfolio Highlights

Inland Real Estate Income Trust, Inc.

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Comparable Leasing Spread*



40
35
30
25
20
15
10
5
0
35.3%
16.7%
13.2%
7.9%
5.3%
11.5%
2015
2016
2017
New Leases
Renewals

* Percentage change between the new contractual rent per square foot (PSF) and the prior contractual rent PSF for comparable new leases and renewals



Catherine L. Lynch

Chief Financial Officer and Treasurer

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

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	March 31, 2018 (in thousands)	March 31, 2017 (in thousands)
Total Assets:	$1,383,777	$1,393,466
Stockholders' Equity:	$578,746	$644,912
Distributions Paid:	$4,537	$13,070
Cash Flow Provided by Operations:	$11,842	$17,139
GAAP Net Loss:	$(2,240)	$(1,804)
Funds from Operations (FFO):	$12,520	$12,781
Modified Funds from Operations (MFFO):	$12,054	$11,996

For the three months ended March 31, 2018 and 2017, 100% of the distributions paid to stockholders of record were paid from cash flow from operations.

Please refer to the non-GAAP reconciliation table of FFO and MFFO on page 31 of Inland Income Trust's Form 10-Q for the period ended March 31, 2018.

Debt Profile and Maturities

Scheduled Principal Payments and Maturities of Mortgage Loans and Credit Facility Payable

As of March 31, 2018


(in millions)
$400
$200
$0
$15.4
$152.7
$95.8
$0.9
$84.3
$126.6
$229.6
2018
2019
2020
2021
2022
Thereafter
Mortgage Loans Payable
Credit Facility Payable

Same Store Net Operating Income (NOI) 3 Months

Inland Real Estate Income Trust, Inc.

(in thousands)	3 Months Ended 3/31/2018	3 Months Ended 3/31/2017	Change
Rental income	$22,963	$22,871	
Tenant recovery income	$7,408	$6,935	
Other property income	$108	$58	
Total income	**$30,479**	**$29,864**	**$615**
Property operating expenses	$5,441	$5,234	
Real estate tax expense	$4,364	$4,084	
Total property operating expenses	**$9,805**	**$9,318**	**$487**
Same store property net operating income	**$20,674**	**$20,546**	**$128**

Please refer to the Results of Operations (3 Months) reconciliation table on page 28 of Inland Income Trust's Form 10-Q for the period ended March 31, 2018.